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                        CONSENT OF KPMG PEAT MARWICK LLP


                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

Board of Directors
Endocare, Inc.

         We consent to the use of our report dated February 6, 1998, except as to note 14, which is as of March 24, 1998, incorporated herein by reference and to the reference to our firm under the caption "Experts" in the prospectus.

                                         /s/ KPMG Peat Marwick LLP
                                         -------------------------
                                         KPMG Peat Marwick LLP


Orange County, California
May 14, 1998